UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Event Requiring Report: September 25, 2003

                               ASP VENTURES CORP.
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)

       000-28589                               98-0203918
       ---------                               ----------
(Commission File Number)          (IRS Employer Identification Number)




                             Ross Wilmot, President
   1818-1177 West Hastings Street, Vancouver, British Columbia, Canada V6E 2K3
   ---------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (604) 602-1717
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5.  Other Events

On September 25, 2003 ASP Ventures Corp. ("Company") executed an agreement to mutually rescind a stock exchange agreement dated July 7, 2003 in connection with the acquisition of Elite Jet, Inc., Elite Properties, Inc. and Elite Yachts, Inc. (the "Elite Companies'). The decision to rescind the stock exchange agreement was based upon in an inability of the Elite Companies to produce audited financial statements in accordance with the rules and regulations of the Securities Exchange Act of 1934, as amended. The mutual rescission agreement requires the shareholders of the Elite Companies to return to ASP 11,771,860 shares of the corporation's common stock for cancellation in exchange for a return of shares in the Elite Companies. The rescission has been dated effective as of the date of the original stock exchange agreement.
Prior to executing the mutual rescission of the stock exchange agreement, Scott Walker and Cindy Estes appointed Ross Wilmot to the Company's board of directors. Mr. Walker and Ms. Estes have resigned as both officers and directors of the Company. Mr. Wilmot is the Company's sole officer and director.

ITEM 7.  Financial Statements and Exhibits

The following exhibit is included:
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EXHIBIT  PAGE              DESCRIPTION
NO.               NO.

10(i)             3        Mutual Rescission of Stock Exchange Agreement dated September 25, 2003 between the Company and
                           Elite Jet, Inc., Elite Property, Inc., Elite Yachts, Inc. and the shareholders of each entity and the disclosure schedule thereto.

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASP VENTURES CORP.

Signature                                      Date



By: /s/ Ross Wilmot                            September 26, 2003
    ---------------
Name:  Ross Wilmot
Title:    President and Chief Executive Officer






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EXHIBIT 10(i)

                  MUTUAL RESCISSION OF STOCK EXCHANGE AGREEMENT

THIS MUTUAL RESCISSION OF STOCK EXCHANGE AGREEMENT (the "Agreement") is entered into as of September 25, 2003 by and between ASP Ventures Corp. a Florida corporation (the Company") and Exec Jet, Inc. dba EliteJet, Inc., a Nevada corporation ("Elite Jet"), Elite Yachts, Inc., a Nevada corporation ("Elite Yachts"), Elite Properties, Inc., a Nevada corporation ("Elite Properties") and each of the shareholders of Elite Jet, Elite Yacht and Elite Properties (collectively the "Elite Companies"), identified as Scott Walker and Cindy Estes (the "Seller") or collectively, the "Sellers").

WITNESETH:

WHEREAS, the Company, the Elite Companies and the Sellers entered into a Stock Exchange Agreement on July 7, 2003 (the "Stock Exchange Agreement") whereby the Sellers exchanged all the issuing and outstanding shares of the Elite Companies for an aggregate of 11,771,860 common shares of the Company's stock as set forth in Disclosure Schedule 1.1 hereto; and

WHEREAS, subsequent to July 7, 2003, the Elite Companies were unable to produce audited financial statements to be filed on a pro forma basis in accordance with the rules and regulations of the Securities and Exchange Act of 1934, as amended; and

WHEREAS, for the reason set forth above, the Company, the Elite Companies and the Sellers wish to rescind the Stock Exchange Agreement.

NOW THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties agree as follows:
                                    ARTICLE I

                               EXCHANGE OF SHARES

The Sellers agree to deliver to the Company an aggregate of eleven million seven hundred and seventy one thousand eight hundred and sixty (11,771,860) shares of the Company's common stock for cancellation and return to the Company's treasury in exchange for the Company's agreement to deliver to each Seller that number of shares held in the Elite Companies as set forth in Disclosure Schedule 1.1 hereto in an aggregate of 700 shares of the Elite Companies.

                                   ARTICLE II

                      RECISSION OF STOCK EXCHANGE AGREEMENT

The Sellers and the Company agree, in consideration of their mutual covenants and agreement, that the Stock Exchange Agreement is hereby rescinded effective July 7, 2003 and that none of the parties hereto shall have any further rights or duties thereunder except that all representations and warranties made by any party to the Stock Exchange Agreement will survive the effective date of the rescission of said agreement for a period of one year.

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                                   ARTICLE III

                                     NOTICE

All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

If to the Company:
ASP Ventures Corp.
1300-1075 West Georgia Street
Vancouver, British Columbia, Canada V6E 3C9
Attention: Ross Wilmot, President
Phone Number:  (604) 684-4691
Fax Number:      (604) 684-4601

If to the Elite Companies:
Exec Jet, Inc., dba EliteJet, Inc.
5962 La Place Ct. Suite 230
Carlsbad, California 92008
Attention: Scott Walker, President
Phone Number:  (760) 438-7245
Fax Number:      (760) 438-7244

If to the Sellers:
At the respective addresses of each Seller.

                                   ARTICLE IV

                                ENTIRE AGREEMENT

This Agreement, the Disclosure Schedule and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

                                    ARTICLE V

                             Successors and Assigns

This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement


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may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.


                                   ARTICLE VI

                                  GOVERNING LAW

This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Florida, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of Florida in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

                                   ARTICLE VII

                                  COUNTERPARTS

This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                  ARTICLE VIII

                                  CONSTRUCTION

Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to articles, sections and the Disclosure Schedule are to the articles, sections and disclosure, respectively, of this Agreement. The Disclosure Schedule is hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates. Any item that is disclosed in a representation or warranty or in the Disclosure Schedule shall be deemed disclosed for all purposes and for every representation and warranty.

                                   ARTICLE IX

                                  SEVERABILITY

If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

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IN WITNESS WHEREOF each of the parties hereto has executed this Agreement as of the date first set forth above.

ASP VENTURES CORP.


/s/ Ross Wilmot
By: Ross Wilmot
President

EliteJet, Inc.


/s/ Scott Walker
By: Scott Walker
President

Elite Yachts, Inc.


/s/ Scott Walker
By: Scott Walker
President

ELITE PROPERTIES, INC.


/s/ Cindy Estes
By: Cindy Estes
President


SELLERS


/s/ Scott Walker
Scott Walker


/s/ Cindy Estes
Cindy Estes




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                             DISCLOSURE SCHEDULE 1.1

                                  ELITE SHARES


                           Elite Jet        Elite Properties  Elite Yachts      ASP Ventures

Scott Walker               400              80                         80               9,771,860

Cindy Estes                100              20                         20               2,000,000





























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